EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Union Pacific Corporation (the Corporation) on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Richard K. Davidson, Chairman, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/S/ RICHARD K. DAVIDSON
Richard K. Davidson Chairman, President and Chief Executive Officer Union Pacific Corporation

August 6, 2004

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Union Pacific Corporation (the Corporation) on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert M. Knight, Jr., Executive Vice President—Finance and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/S/ ROBERT M. KNIGHT, JR.
Robert M. Knight, Jr. Executive Vice President—Finance and Chief Financial Officer Union Pacific Corporation

August 6, 2004

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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